INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
INTANGIBLE ASSETS AND GOODWILL	INTANGIBLE ASSETS AND GOODWILL

		Intangible Assets
($ millions)	Goodwill	Purchase and Sale Contracts and Other	Customer Relationships	Total	Total Goodwill & Intangible Assets
Cost
Balance at December 31, 2018	3,878	227	639	866	4,744
Additions and other	—	13	—	13	13
Acquisition (Note 7)	824	—	1,254	1,254	2,078
Foreign exchange adjustments	(3)	—	(12)	(12)	(15)
Balance at December 31, 2019 (Restated Note 4)	4,699	240	1,881	2,121	6,820
Additions and other	—	22	—	22	22
Foreign exchange adjustments	(5)	(1)	(12)	(13)	(18)
Balance at December 31, 2020	4,694	261	1,869	2,130	6,824

Amortization
Balance at December 31, 2018	—	164	171	335	335
Amortization	—	10	31	41	41
Balance at December 31, 2019	—	174	202	376	376
Amortization	—	6	102	108	108
Balance at December 31, 2020	—	180	304	484	484

Carrying amounts
Balance at December 31, 2019 (Restated Note 4)	4,699	66	1,679	1,745	6,444
Balance at December 31, 2020	4,694	81	1,565	1,646	6,340
Intangible assets have a finite useful life and are amortized using the straight-line method over 7 to 40 years.
The aggregate carrying amount of goodwill allocated to each operating segment is as follows:

As at December 31	2020	2019 (Restated Note 4)
($ millions)
Pipelines	2,713	2,718
Facilities	541	541
Marketing & New Ventures	1,440	1,440
Total goodwill	4,694	4,699
Goodwill Impairment Testing
For the purpose of impairment testing, goodwill is allocated to Pembina's operating segments which represent the lowest level within Pembina at which goodwill is monitored for management purposes. Consistent with prior year, impairment testing for goodwill is performed in the fourth quarter.
The recoverable amount was determined using a fair value less costs of disposal approach by discounting each operating segment's expected future cash flows (Level 3). The key assumptions that influence the calculation of the recoverable amounts include:
•Cash flows for the first five years are projected based on past experience, actual operating results and the business plan approved by management. Cash flows for Pipelines and Facilities incorporate assumptions regarding contracted volumes and rates, which are based on market expectations. In addition, revenue and cost of product projections for Marketing & New Ventures incorporate assumptions regarding commodity volumes and pricing, which are sensitive to changes in the commodity price environment.
•Cash flows for the remaining years of the useful lives of the assets within each operating segment are extrapolated for periods up to 75 years (2019: 75 years) using a long-term growth rate, except where contracted, long-term cash flows indicate that no growth rate should be applied or a specific reduction in cash flows was more appropriate.
•After-tax discount rates were applied in determining the recoverable amount of operating segments. Discount rates were estimated based on past experience, the risk free rate and average cost of debt, targeted debt to equity ratio, in addition to estimates of the specific operating segment's equity risk premium, size premium, projection risk and betas.
For each operating segment, key assumptions and discount rate sensitivity are presented below:

	Operating Segments
2020	Pipelines	Facilities	Marketing & New Ventures
(Percent)
Key assumptions used
After-tax discount rate	5.9	5.9	10.1
Long-term growth rate	0.6	0.8	1.8
Incremental change in rates that would result in carrying value equal to recoverable amount
Increase in after-tax discount rate	2.7	3.2	1.6